                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: December 27, 2005
                       ----------------------------------
                        (Date of earliest event reported)

                        CITIGROUP MORTGAGE LOAN TRUST, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the Asset Backed Certificates Series 2005-04)
    ------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

    Delaware                        333-117349-08              11-2418191
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Nos.)       (I.R.S. Employer
     of organization)                                       Identification No.)

390 Greenwich Street, New York, NY                    10013
----------------------------------------            ----------
(Address of principal executive offices)            (Zip Code)

Registrant's Telephone Number, including area code: (212) 816-6000


--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 8.01.       Other Events.
                 -------------


                       CITIGROUP MORTGAGE LOAN TRUST, INC.
                 Asset Backed Certificates, Series 2005-04
                 ----------------------------------------------

         Attached as Exhibit I is the monthly servicing report for the month of November 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CITIGROUP MORTGAGE LOAN TRUST, INC.
                                    (Registrant)


                                    By:  /s/ Cathy Johnson

                                       -------------------------
                                             Cathy Johnson
                                        Assistant Vice President


Dated: December 27, 2005

                                  EXHIBIT INDEX


Exhibit No.                                                      Page No.
-----------                                                      --------

    I           monthly servicing report for November 2005              5

                                                                       EXHIBIT I
                                                                       ---------


                                     Citigroup Mortgage Loan Trust Inc.
                            Distribution Date Statement to Certificateholders
                                       Asset Backed Certificate

 Series Name:          CMLTI 2005-04
 Payment Date:         12/27/2005
 Issuer:               Citigroup Mortgage Loan Trust Inc.
 Record Date:          30-Nov-05
 Distribution Date:    27-Dec-05
 Distribution #:       4


 Trustee               U.S. Bank National Association
                       Clare M. O'Brien  (617) 603-6402

 Bond Administrator    CitiMortgage, Inc.
                       Norma Wesselmann (636) 261-1368

 Paying Agent:         Citibank N.A.
                       Jennifer McCourt (212) 816-5680

-----------------------------------------------------------------------------------------------
                                                      Next
                                       Current     Succeeding
     Class          Coupon Type        Coupon        Coupon          Original Par  CUSIP #
-----------------------------------------------------------------------------------------------
           A           Variable      5.35223%       5.35078%    $705,725,000.00    17307GWE4
           R           Variable      0.00000%       0.00000%            $100.25    17307GXN3
                                                             -------------------
                                              Class A Total     $705,725,100.25

         B-1           Variable      5.35223%       5.35078%     $12,433,000.00    17307GWF1
         B-2           Variable      5.35223%       5.35078%      $4,388,000.00    17307GWG9
         B-3           Variable      5.35223%       5.35078%      $2,925,000.00    17307GWH7
         B-4           Variable      5.35223%       5.35078%      $2,560,000.00    17307GWJ3
         B-5           Variable      5.35223%       5.35078%      $1,828,000.00    17307GWK0
         B-6           Variable      5.35223%       5.35078%      $1,461,110.00    17307GWL8
                                                             -------------------
                                            Class SUB Total      $25,595,110.00

                                                             ===================
                                                                $731,320,210.25



                                    Citigroup Mortgage Loan Trust Inc.
                          Distribution Date Statement to Certificate Holders

                                     Asset Backed Certificate

Series Name:  CMLTI 2005-04
Payment Date: 12/27/2005

-----------------------------------------------------------------------------------------------------------------------------------
                              Non Supported     Net WAC    Relief Act.
                 Interest        Interest      Interest     Interest      Interest       Interest       Principal
       CLASS     Accrued        Shortfall      Carryover    Shortfall    Shortfall      Recoveries      Recoveries    Interest Paid
-----------------------------------------------------------------------------------------------------------------------------------
           A   $3,078,756.28           $0.00        $0.00         0.00         $0.00           $0.00           $0.00  $3,078,756.28
           R           $0.00           $0.00        $0.00         0.00         $0.00           $0.00           $0.00          $0.00
             ----------------------------------------------------------------------------------------------------------------------
A Total        $3,078,756.28           $0.00        $0.00         0.00         $0.00           $0.00           $0.00  $3,078,756.28

         B-1      $55,403.06           $0.00        $0.00         0.00         $0.00           $0.00           $0.00     $55,403.06
         B-2      $19,553.50           $0.00        $0.00         0.00         $0.00           $0.00           $0.00     $19,553.50
         B-3      $13,034.18           $0.00        $0.00         0.00         $0.00           $0.00           $0.00     $13,034.18
         B-4      $11,407.69           $0.00        $0.00         0.00         $0.00           $0.00           $0.00     $11,407.69
         B-5       $8,145.80           $0.00        $0.00         0.00         $0.00           $0.00           $0.00      $8,145.80
         B-6       $6,510.89           $0.00        $0.00         0.00         $0.00           $0.00           $0.00      $6,510.89
             ----------------------------------------------------------------------------------------------------------------------
SUB Total        $114,055.12           $0.00        $0.00         0.00         $0.00           $0.00           $0.00    $114,055.12

             ======================================================================================================================

       Total   $3,192,811.40           $0.00        $0.00         0.00         $0.00           $0.00           $0.00  $3,192,811.40


 ------------------------------------------------------------------------------------------------------------------
                     Interest        Cum Non Supported      Cum Net WAC         Cum Relief Act      Cum Unpaid
                     Paid Per            Interest             Interest             Interest          Interest
      CLASS         Certificate         Shortfalls        Carryover Amount        Shortfalls        Shortfalls
 ------------------------------------------------------------------------------------------------------------------
              A 4.36254388                      $0.00                  $0.00               $0.00            $0.00
              R 0.00000000                      $0.00                  $0.00               $0.00            $0.00
                                   -------------------------------------------------------------------------------
        A Total                                 $0.00                  $0.00               $0.00            $0.00

            B-1 4.45612965                      $0.00                  $0.00               $0.00            $0.00
            B-2 4.45613036                      $0.00                  $0.00               $0.00            $0.00
            B-3 4.45612991                      $0.00                  $0.00               $0.00            $0.00
            B-4 4.45612891                      $0.00                  $0.00               $0.00            $0.00
            B-5 4.45612691                      $0.00                  $0.00               $0.00            $0.00
            B-6 4.45612582                      $0.00                  $0.00               $0.00            $0.00
                                   -------------------------------------------------------------------------------
      SUB Total                                 $0.00                  $0.00               $0.00            $0.00


                                   =================================================================================
       Total                                    $0.00                  $0.00               $0.00            $0.00


P Class Interest Paid, represents Prepayment Charges collected by the Master Servicer or any Sub-Servicer in connection with the Principal Prepayment of any of the Mortgage loans or servicer Prepayment Charge Payment Amount.

                                   Citigroup Mortgage Loan Trust Inc.
                            Distribution Date Statement to Certificateholders
                                     Asset Backed Certificate

Series Name: CMLTI  2005-04
Payment Date: 12/27/2005

---------------------------------------------------------------------------------------------------------------
                                             Certificate
                                             Reductions
                                             not part of                          Principal
                                            distributions                            Paid          Cumulative
                           Principal          to reduce          Principal           Per           Principal
         CLASS                Due           Stated Amount          Paid           Certificate         Loss
---------------------------------------------------------------------------------------------------------------
                    A       $2,590,315.81               $0.00      $2,590,315.81     3.67043226            0.00
                    R                $.00               $0.00               $.00     0.00000000            0.00
           ----------------------------------------------------------------------------------------------------
              A Total       $2,590,315.81               $0.00      $2,590,315.81                           0.00
                  B-1           $3,866.37               $0.00          $3,866.37     0.31097643            0.00
                  B-2           $1,364.56               $0.00          $1,364.56     0.31097539            0.00
                  B-3             $909.61               $0.00            $909.61     0.31097778            0.00
                  B-4             $796.10               $0.00            $796.10     0.31097656            0.00
                  B-5             $568.46               $0.00            $568.46     0.31097374            0.00
                  B-6             $454.37               $0.00            $454.37     0.31097590            0.00
           ----------------------------------------------------------------------------------------------------
            SUB Total           $7,959.47               $0.00          $7,959.47                           0.00
          =====================================================================================================
                Total       $2,598,275.28               $0.00      $2,598,275.28                           0.00




                                 Citigroup Mortgage Loan Trust Inc.
                         Distribution Date Statement to Certificateholders

Series Name:    CMLTI 2005-04     Asset Backed Certificate
Payment Date:   12/27/2005

-----------------------------------------------------------------------------------------------------------------------------------
  CLASS  Previous Period's  Ending Period's Beginning Balance Ending Balance  Ending Balance  Beginning     Ending       Prepayment
               Balance         Balance       Per Certificate  Per Certificate   Pool Factor   Class PCT    Class PCT     Percentage
-----------------------------------------------------------------------------------------------------------------------------------
      A     $690,273,968.01  $687,683,652.20   978.10615751  974.43572525  0.97443573 96.427752795%  96.415855474%  100.000000000%
      R                $.00             $.00     0.00000000    0.00000000  0.00000000  0.000000000%   0.000000000%    0.000000000%
            -----------------------------------------------------------------------------------------------------------------------
A Total     $690,273,968.01  $687,683,652.20                                          96.427752795%  96.415855474%  100.000000000%
     B-1     $12,421,667.16   $12,417,800.79   999.08848709  998.77751066  0.99877751  1.735243549%   1.741022754%    0.000000000%
     B-2      $4,384,000.28    $4,382,635.72   999.08848678  998.77751139  0.99877751  0.612422479%   0.614462145%    0.000000000%
     B-3      $2,922,333.83    $2,921,424.22   999.08848889  998.77751111  0.99877751  0.408235131%   0.409594752%    0.000000000%
     B-4      $2,557,666.53    $2,556,870.43   999.08848828  998.77751172  0.99877751  0.357292969%   0.358482929%    0.000000000%
     B-5      $1,826,333.75    $1,825,765.29   999.08848468  998.77751094  0.99877751  0.255129510%   0.255979216%    0.000000000%
     B-6      $1,459,778.16    $1,459,323.79   999.08847383  998.77749793  0.99877750  0.203923563%   0.204602728%    0.000000000%
            -----------------------------------------------------------------------------------------------------------------------
SUB Total    $25,571,779.71   $25,563,820.24                                           3.572247204%   3.584144526%    0.000000000%

            ======================================================================================================================
Total         $715,845,747.72  $713,247,472.44                                       100.000000000% 100.000000000%  100.0000000000%


PO Balance             $.00             $.00
Non PO Bal   $715,845,747.72  $713,247,472.44

                             Citigroup Mortgage Loan Trust Inc.
                                 DISTRIBUTION DATE STATEMENT
                               ASSET BACKED CERTIFICATE
 Series Name:2005-04      Pmt Date:12/27/2005

 Aggregate Amount of P&I Advances for such Distribution Date:     $2,668,298.05


   Summary of Disbursements             Withdrawals
          Remittances        Residual     (Deposits)  P&I Distributed
       $5,792,578.02            $0.00   $1,491.34     $5,791,086.68
    Extraordinary Trust Fund Expenses withdrawn from the Collection
    Account or Distribution Account for such Distribution Date:          $0.00




    Withdrawals from Certificate Account
    Type                   Retained by CMI       Amount        Balance
 --------------------------------------------------------------------
    Advisor Fee                        No     $1,491.34          $0.00

Loan level information (including data on REO, loans in foreclosure and realized losses) is available on the Citimortgagembs.com website in the payment and summary section of the CMLTI shelf

                               Citigroup Mortgage Loan Trust Inc.
                        Distribution Date Statement to Certificateholders
                                 Asset Backed Certificate

Series Name: CMLTI 2005-04
Payment Date: 12/27/2005

DELINQUENCY  (1)

---------------------------------------------------------------------------------------------------------
                                                  Number of    Amount of Scheduled    Amount of Actual
                                                    loans              Balance              Balance
 Pool                              Item            #    PCT       Amount      PCT       Amount      PCT
---------------------------------------------------------------------------------------------------------
                                 (2) 30-59 DAYS    5   0.36%  $2,180,406.19  0.31%  $2,184,430.45  0.31%
 10 Arms                         (2) 60-89 Days    1   0.07%    $209,944.49  0.03%    $209,944.49  0.03%
                                  (2) 90 + DAYS    0   0.00%          $0.00  0.00%          $0.00  0.00%
                 REAL ESTATE OWNED BY THE TRUST    0   0.00%          $0.00  0.00%          $0.00  0.00%
                        FORECLOSURES IN PROCESS    0   0.00%          $0.00  0.00%          $0.00  0.00%
                        BANKRUPTCIES IN PROCESS    0   0.00%          $0.00  0.00%          $0.00  0.00%
                       PURCHASE AMOUNT ADVANCES                          NA

            (1)  DETERMINED BY THE MBA METHOD.
            (2)  DOES NOT INCLUDE REAL ESTATE OWNED BY THE TRUST.